UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006 (October 17, 2006)

MMC ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51968	98-0493819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26 Broadway, Suite 907 New York, New York	10004
(Address of principal executive offices)	(Zip Code)

(212) 977-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 17, 2006, MMC Energy, Inc. (the "Company"), and certain holders of Company securities consented to amend a Registration Rights Agreement (as described below). As previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 15, 2006, on such date (the "Closing Date") the Company closed a private offering of shares of its common stock (the "Offering"). In connection with the Offering the Company entered into a Registration Rights Agreement with the investors in the Offering, a copy of which was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on May 15, 2006. Under the Registration Rights Agreement, the Company agreed to file a registration statement (the "Registration Statement") within 120 days of the Closing Date (the "Registration Filing Date"), registering for resale the shares of common stock purchased by the investors in the Offering (the "Registrable Securities"). Also, the Company agreed to use its commercially reasonable best efforts to cause such Registration Statement to be declared effective within 120 days following the Registration Filing Date. Pursuant to its terms, the Registration Rights Agreement may be amended, and provisions of the Registration Rights Agreement may be waived, on behalf of all holders of Registrable Securities by a consent in writing signed by the Company and the holders of a majority of the Registrable Securities.

By consent of the Company and the holders of a majority of the Registrable Securities, the following actions were taken with respect to the Registration Rights Agreement: (i) the restriction in Section 3(d) of the Registration Rights Agreement was waived to the extent it prohibited the Company from registering any securities issued in connection with a subsequent financing until the Registration Statement is declared effective by the SEC; (ii) the definition of "Registration Filing Date" in Section 1 of the Registration Rights Agreement was amended to be December 31, 2006; and (iii) Section 3(e) of the Registration Rights Agreement was amended to cap the liquidated damages payable to any qualified purchaser to 12% of the purchase price per share of the Registrable Securities held by such qualified purchaser. In consideration for their consent, the holders of the Registrable Securities who executed the consent have the right to receive warrants (but only if warrants in fact are offered) in a subsequent financing as if their initial investment was made in such subsequent financing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMC Energy, Inc.

By:	/s/ Denis Gagnon
Name: Denis Gagnon
Title: Chief Financial Officer

Date: October 18, 2006